AMENDMENT
                                       TO
                              ALLTEL CORPORATION
                          DIRECTORS' RETIREMENT PLAN



                  WHEREAS, the Board of Directors of ALLTEL Corporation adopted the amended ALLTEL Corporation Directors' Retirement Plan, effective as of January 1, 1994 (the "Plan"); and

                  WHEREAS, the Board of Directors desires to terminate the Plan and further to amend the Plan;

                  NOW THEREFORE, the Plan is hereby amended, effective as of January 30, 1997, by adding a new section at the end thereof to provide as follows:

     Termination of Plan

     Effective as of January 30, 1997 (the "Termination Date"), the Plan shall be terminated. The provisions of this section shall apply notwithstanding any other provision of the Plan to the contrary. On and after the Termination Date, no director shall become eligible to participate in the Plan.

     The termination of the Plan shall not affect any retirement benefit payable to directors who "retired" (as defined in the Plan) prior to the Termination Date.

     A person who is both a director and a corporate officer on the Termination Date shall not be eligible to receive any benefit under the Plan regardless of whether such person is or is not a corporate officer upon retirement as a director.

     A person who is a director but is not a corporate officer on the Termination Date and who subsequently "retires" (as defined in the Plan) and is not a corporate officer at the time of retirement will receive, in lieu of the benefit, if any, for which he would have been eligible if he had "retired" (as defined in the Plan) on the day immediately preceding the Termination Date, the applicable percentage of the retirement benefit specified below:

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


                                         Percent of Base Annual Director
     Years of Service                   Fee in Effect on the Termination Date

     Less than 1                                           0%
     1 but less than 2                                    10%
     2 but less than 3                                    20%
     3 but less than 4                                    30%
     4 but less than 5                                    40%
     5 but less than 6                                    50%
     6 but less than 7                                    55%
     7 but less than 8                                    60%
     8 but less than 9                                    65%
     9 but less than 10                                   70%
     10 but less than 11                                  75%
     11 but less than 12                                  80%
     12 but less than 13                                  85%
     13 but less than 14                                  90%
     14 but less than 15                                  95%
     15 or more                                          100%

     For purposes of the preceding schedule, Years of Service shall have the meaning defined in the Plan, except that, only eligible service occurring prior to the Termination Date shall be taken into account and the portion, if any, of a director's period of service (or aggregated periods of service) that constitutes Years of Service (as defined in the Plan) as of the Termination Date that would otherwise be disregarded because it is not a full Year of Service shall be counted as a full Year of Service.

     In no event, however, shall a director's retirement benefit calculated under the preceding schedule be less than the retirement benefit for which the director would have been eligible had he "retired" (as defined in the Plan) on the day immediately preceding the date the action adopting the provisions of this section is taken by the Board of Directors.

     Notwithstanding the foregoing provisions of this section, a person who is a director on the Termination Date and who is not a corporate officer on the Termination Date may elect, in lieu of all other rights and benefits under the Plan, either of the following:

     1. To have the amount set forth with respect to the director on Schedule A attached to and hereby made a part hereof credited to the director's Special Deferred Compensation Account (as defined in the ALLTEL Corporation Deferred Compensation Plan for Directors, as amended) under the ALLTEL Corporation Deferred Compensation Plan for Directors, as amended; or
                                        2

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     2.   To receive a grant of the number of Options (as defined in the~ALLTEL
          Corporation 1994 Stock Option Plan for Nonemployee Directors, as amended) set forth with respect to the director on Schedule A hereto under the ALLTEL Corporation 1994 Stock Option Plan for Nonemployee Directors, as amended.

     Such election may be made only during the period beginning
     January 31, 1997, and ending at 5:00 p.m. Central standard time on February 13, 1997, in the form of Exhibit A attached to and made a part hereof and in accordance with any procedures prescribed by the Chairman of the Board of Directors.
                                        3

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

                                  SCHEDULE A
                                      TO
                 ALLTEL CORPORATION DIRECTORS' RETIREMENT PLAN



                                                          Number of
     Name                             Credit               Options

     Ben W. Agee                     $146,199              26,777
     Michael D. Andreas              $  7,487               1,371
     John R. Belk                    $  3,625                 664
     Lawrence L. Gellerstedt         $  6,689               1,225
     W.W. Johnson                    $ 87,725              16,067
     John P. McConnell               $  7,850               1,438
     Emon A. Mahony, Jr.             $ 65,186              11,939
     Josie C. Natori                 $  8,397               1,538
     Ronald Townsend                 $ 31,794               5,823
     William H. Zimmer, Jr.          $134,522              24,638
                                        4

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

                                                                    Exhibit A


                 ALLTEL CORPORATION DIRECTORS' RETIREMENT PLAN
                                ELECTION FORM


        I,                         , hereby irrevocably elect, in lieu of all
benefits that might otherwise become payable to me under the ALLTEL Corporation Directors' Retirement Plan, as amended (the "Plan") one of the following:

_____ 1. I elect to have $__________ (which is the amount set forth on Schedule A to the Plan with respect to me) credited to a Special Deferred Compensation Account established for me under the ALLTEL Corporation Deferred Compensation Plan for Directors, as amended.

            I understand that my Special Deferred Compensation Account will be subject to all applicable provisions of the ALLTEL Corporation Deferred Compensation Plan for Directors, as amended.

            I understand that for my election of this alternative to be effective, I must also complete the Deferred Compensation Plan for Directors Election form.


_____ 2. I elect to receive a grant of _____ options (which is the number of options set forth on Schedule A to the Plan with respect to me) under the ALLTEL Corporation 1994 Stock Option Plan for Nonemployee Directors, as amended.

            I understand that the grant of options to me will be subject to all applicable provisions of the ALLTEL Corporation 1994 Stock Option Plan for Nonemployee Directors, as amended.


          I understand that for my election above to be effective, it must be properly completed and delivered to ALLTEL Corporation to the attention of Mr. John Comparin prior to 5:00 p.m. Central standard time on
February 13, 1997.
                                        5

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

          I understand that if I do not make an effective election as described above, if I meet the Plan's eligibility requirements, I will receive a retirement benefit under the Plan based on the Years of Service which I am credited under the Plan as of January 30, 1997 and the base director's fees in effect on January 30, 1997.
          I acknowledge that my election above is irrevocable and that once made, I will not have any rights or benefits under the Plan.
          I acknowledge that I have been advised to consult with my own tax and estate planning advisors before making the foregoing election in order to determine the tax effect of my election.

                                         __________________________________
                                                      (Signature)


                                         __________________________________
                                                  (Print or type name)


                                         __________________________________
                                                         (Date)


The foregoing Election Form
is hereby acknowledged.

ALLTEL CORPORATION


By    ___________________________

      Title: ______________________

      Date: ______________________


                                        6

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